EXHIBIT  10.5

10.5     Ascend  Lease  Agreements.


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||    ASCEND  CREDIT  CORPORATION  GRAND  SLAM  LEASE  AGREEMENT  #  GS-130   ||
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                       US. Version GS Lease -30 Month Term
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Legal  Business  Name  (Lessee):     Networks  On-Line
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D.B.A.  (if  any):     Subsidiary  of  Comtech  Consolidation  Group,  Inc.
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Lessee  Address:  10497  Town  &  Country  Way  #460          Houston,  TX 77024
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Equipment  Location  (if  different  from  above):
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This  Lease  Agreement  ("Lease")  is  entered into by and between Ascend Credit
Corporation ("ACC"), a California Corporation, and Lessee. Lessee and ACC may. from time to time, enter into similar Lease agreements for the Lease of equipment which collectively with this Lease arc Leases ("Leases").
LEASE: ACC agrees to Lease to Lessee, and Lessee agrees to Lease from ACC, the equipment referenced herein ("Equipment").
LEASE COMMENCEMENT DATE: The tease Commencement Date shall be the date the Equipment is shipped by Ascend Communications. Inc. ("Ascend") or its authorized reseller ("Reseller") as evidenced-by a shipping document provided by Ascend or Reseller related to the Equipment.
LEASE TERM: Lessee will pay Lease payments on a prorated monthly basis for the period beginning 90 days after the Lease Commencement Date until the next l5" day of the calendar month and thereafter for each consecutive month of the Lease Term. After the initial Term, and until Lessee returns the Equipment to ACC, the Lease shall continue on a month-to-month basis, unless Lessee has notified ACC of its intent to purchase the equipment by paying the then Fair Market Value
(FMV) of the Equipment The FMV of the Equipment shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment.
WARRANTIES.  ACC  MAKES  NO  REPRESENTATION  OR WARRANTY OF ANY KIND. EXPRESS OR
IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT, ITS Merchantability. OR ITS FITNESS FOR A PARTICULAR PURPOSE. ACC SHALL NOT BE LIABLE TO LESSEE OR ANY OTHER PERSON FOR DIRECT, INDIRECT, SPECIAL. INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM LESSEE'S USE OF THE EQUIPMENT. OR FOR DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR ACC'S PASSIVE NEGUGENCE. LESSEE HEREBY ACKNOWLEDGES THAT ANY MANUFACTURER'S OR SUPPLIER'S WARRANTIES WITH RESPECT TO THE EQUIPMENT ARE FOR THE BENEFIT OF Both ACC AND LESSEE. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY EACH LEASE PAYMENT DUE, OR OTHERWISE PERFORM ITS OBLIGATIONS, UNDER THIS LEASE ARE ABSOLUTE AND UNCONDITIONAL.
TITLE TO AND LOCATION OF EQUIPMENT. ACC shall retain title to each item of Equipment Lessee, at its expense, shall protect ACC's title and keep the Equipment free from all claims, liens. encumbrances and legal processes. The Equipment is personal property and is not to be regarded as part of the real estate on which it may be situated. ACC is authorized to file financing statements signed only by the ACC in accordance with the Uniform Commercial Code or financing statements signed by ACC as Lessee's attorney-in-fact The Equipment shall not be moved without the written consent of ACC. Lessee shall, upon ACCs request, affix and maintain plates, tags or other indenting labels, showing ACCs ownership of the Equipment in a prominent position on the Equipment. INDEMNIFICATION. Lessee assumes liability for, and hereby agrees to indemnify protect and hold harmless. ACC, and its agents, employees. officers. directors, partners and successors and assigns, from and against, all liabilities. obligations, losses. damages. injuries, claims. demands, penalties, actions, costs and expenses, including, without limitation, reasonable attorneys fees, of whatever kind and nature, in contract or in tort, arising out of the use, condition, operation, ownership, selection, delivery, lease or return of any item of Equipment, regardless of when, how and by whom operated, or any failure on the part of Lessee to perform or comply with any of its obligations under this Lease, excluding, however, any of the foregoing which result from the gross negligence or willful misconduct of ACC. Such indemnities and assumptions of liabilities and obligations shall continue in lull force and effect, notwithstanding the expiration or other termination of this Lease. Nothing contained in this Lease shall authorize Lessee to operate the Equipment so as to incur or impose any liability on, or obligation for or on behalf of ACC. NO OFF-SET. All Leases shall be paid by Lessee irrespective of any off-set, counterclaim, recoupment, defense or other right which Lessee may have against ACC, the manufacturer or supplier of the Equipment or any other party. This includes, but is not limited to, any claim Lessee may have against any supplier or manufacturer's reseller.
ASSIGNMENT BY LESSEE. Lessee shall not, without ACCs prior written consent, (a) sell, as tgn, transfer, pledge, hypothecate, or otherwise dispose of encumber or suffer to exist a lien upon or against, any of the Equipment or any Lease or any interest therein, by operation of law or otherwise, or (b) sublease or lend any of the Equipment or permit any of the Equipment to be used by anyone other than Lessee.
ASSIGNMENT BY ACC ACC may assign, sell or encumber its interest in any of the Equipment and any Lease. Upon ACC's written consent, Lessee shall pay directly to the assignee of any such interest all Lease and other sums due under an assigned Lease. THE RIGHTS OF ANY SUCH ASSIGNEE SHALL NOT BE SUBJECT TO ANY ABATEMENT, DEDUCTION, OFF-SET, COUNTERCLAIM RECOUPMENT, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST ACC OR ANY OTHER PERSON OR ENTITY. Notwithstanding the foregoing, any such assignment (a) shall be subject to Lessee's right to possess and use the Equipment subject to a Lease so long as Lessee is not in default thereunder, and (b) shall not release any of ACCs obligations hereunder. RETURN OF EQUIPMENT. After the initial Term, upon which time Lessee has exercised its option to terminate the Lease, Lessee shall, at its expense, cause such Equipment to be removed, disassembled, and placed in the same condition as when delivered to Lessee (reasonable wear and tear excepted) and properly crate such Equipment for shipment and deliver it to a common carrier designated by ACC. Lessee will ship such Equipment, F.O.B. destination, to any address specified in writing by ACC within the continental United States. All additions, attachments. alterations and repairs made or placed upon any of the Equipment shall become part of such Equipment and shall be the property of ACC. EVENTS OF DEFAULT. The occurrence of any of the following shall be deemed to constitute an Event of Default hereunder with respect to this Lease or any of the Leases: (a) Lessee fails to pay Lease payments, any other amount it is obligated to pay under a Lease, or any other amount it is obligation pay to ACC and does not cure such failure within 10 days of such amount becoming due, (b) Lessee fails to perform or observe any obligation or covenant to be performed or observed by Lessee hereunder, including, without limitation, supplying all requested documentation, and does not cure such failure within 10 days of receiving written notice thereof from ACC; (c) any warranty, representation or statement made or furnished to ACC by or on behalf of Lessee is proven to have been false in any material respect when made or furnished. (d) the attempted sale or encumbrance by Lessee of the Equipment, or the making of any levy, seizure or attachment thereof or thereon; or (e) the dissolution, termination of existence, discontinuance of business, insolvency, or appointment of a receiver of any part of the property of Lessee, assignment by Lessee for the benefit of creditors, the commencement of proceedings under any bankruptcy, reorganization or arrangement laws by or against Lessee, or any other act of bankruptcy on the pert of Lessee.
REMEDIES OF ACC At any time after the occurrence of any Event of Default, ACC may exercise one or more of the following remedies with respect to this Lease or any of the Leases: (a) ACC may terminate this Lease or any or all of the Leases with respect to any or all items of Equipment subject thereto; (b) ACC may recover from Lessee all Lease payments and other amounts then due and to become due under any or all of the Leases; (c) ACC may take possession of any or all items of Equipment subject to this Lease or any of the Leases, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of any Lease; (d) ACC may demand that Lessee return any or all items of Equipment subject to this Lease or any Leases to ACC in accordance with the provisions described herein; and (e) ACC may pursue any other remedy available at law or in equity, including, without limitation, seeking damages, specific performance or an injunction. Upon repossession or return of any item of the Equipment, ACC shall sell, Lease or otherwise dispose of such item in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net thereof (after deducting the estimated fair market value of such item at the expiration of the term of the applicable Lease, in the case of a sale, or the payments due for any period beyond the scheduled expiration of such Lease, in the case of any subsequent Lease of such item, and all expenses, including, limitation, reasonable attorneys' fees,

         Page 1 of 3 Grand Slam Lease Agreement #GS-130 Lessee Initials: DB
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incurred  in  connection  therewith) towards the Lease payable and other amounts duo under such Lease with any excess net proceeds to be retained by ACC. Each of the remedies under this Lease shall be cumulative, 'and not exclusive, and in addition to any other remedy referred to herein or otherwise available to ACC in law or in equity. Any repossession or subsequent sah or Lease by ACC of any item of Equipment shall not bar an action for a deficiency as herein provided, and the bringing of an action or the enter judgment against Lessee shall not bar ACC's right to repossess any or all items of Equipment the Term of this Lease INSURANCE. As of the date that the Equipment is shipped from the manufacturer,
Lessee  shall  obtain and maintain during     (as extended), at its own expense,
property damage and personal liability insurance and insurance against loss or damage to the Equipment, including, without limitation, loss by fire, theft and other such risks. Lessee shall give ACC prompt notice of any damage to, or loss of any of the Equipment, or any part thereof or any personal injury or property damage occasioned by the use of any of the Equipment.
TAXES. Lessee hereby assumes liability for, and shall pay when due, and, on a net after-tax basis, shall indemnify, protect and hold harmless ACC against all fees, taxes and governmental charges (including, without limitation, interest and penalties) of any nature imposed on or in any way relating to ACC, Lessee, any item of Equipment or any Lease, except state and local taxes on or measured by ACCs net income (other than any such tax which is in substitution for or relieves Lessee from the payment of taxes it would otherwise be obligated to pay or reimburse to ACC as herein provided) and federal taxes on ACCs net income. Lessee shall, at its expense, file when due with the appropriate authorities any and all tax and similar returns, and reports required to be filed with respect thereto, for which it has indemnified ACC hereunder or, if requested by ACC, notify ACC of all such requirements and furnish ACC with all information required for ACC to effect such filings. Any fees, taxes or other charges paid by ACC upon failure of Lessee to make such payments shall, at ACC's option, become immediately due from Lessee to ACC and shall be subject to the Overdue Charge from the date paid by ACC until the date reimbursed by Lessee. NOTICES. All notices hereunder shall be in writing and shall ,be deemed given when sent by certified mail, postage prepaid, return receipt requested, addressed to the party to which it is being sent at its business address set forth in this doc4ment or to such other address as such party may designate in writing to the other party.
GENERAL If any provision of any Lease is held to be invalid by a court of competent jurisdiction, such invalidity shall not affect the other provisions of such Lease or any provision of any other Lease. This Lease shall be governed by and construed in accordance with the internal laws, but not the choice of laws provisions, of the State of California. An overdue charge will be assessed and Lessee agrees to pay an amount equal to 2% per month of any payment which is past due under this Lease or ("Overdue Charge"). The titles of the sections of this Lease Agreement are for convenience only and shall not define or limit any of the terms or provisions hereof. No provision of any Lease may be changed, waived, amended or terminated except by a written agreement signed by both ACC and Lessee, except that ACC may insert missing or corrected information in the sections entitled "Direct Debit/Payment Information" and "Agreement Details" and also in the "Grand Slam Lease Application" form. Time is of the essence in each of the provisions hereof. This Lease shall be binding upon, and inure to the benefit o the permitted assigns, representatives and successors of ACC and Lessee. If there is more than one Lessee named in this Lease Agreement, the liability of each shall be joint and several.
AGREEMENT  DETAILS.

Equipment Description: See  Schedule  A.

Equipment Sales Price: $21,760 (exclusive of sales and/or use tax)
                      --------
Monthly Lease Payment: $   904 (exclusive of sales and/or use tax)
                      --------

Payment:              $  1,088 (exclusive of sales and/or use tax)
                      --------
Lease Term:               30   Months
                      --------

THIS DOWN PAYMENT AMOUNT WILL BE DIRECT DEBITED FREES YOUR BANK ACCOUNT BEFORE EQUIPMENT CAN BE SHIPPED. LESSEE WILL PAY LEASE PAYMENTS ON A PRORATED MONTHLY BASIS FOR THE PERIOD BEGINNING 90 DAYS AFTER THE LEASE COMMENCEMENT DATE UNTIL THE NEXT 151B DAY OF THE CALENDAR MONTH AND THEREAFTER FOR EACH CONSECUTIVE MONTH OF THE LEASE. APPLICABLE SALES TAXES WILL BE INCLUDED ON THE DIRECT DEBIT WHEN APPLICABLE.

The person executing this Agreement on behalf of Lessee hereby certifies that the Lessee is a duly constituted business entity and that he or she has read, and is duly authorized to Lease.

Accepted  by:  Less                Ascend  Credit  Corporation
X      DB                          By:_________________________________
Name:  Don Brown                   Name:_______________________________
Title: PRESIDENT                   Title:______________________________
Date:   5/20/98                    Date:_______________________________

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DIRECT  DEBIT  PAYMENT  INFORMATION:  This information must be completed and  to fill  your  order.

Bank  Name:  BANK ONE      Bank  Address: 910 TRAVIS 9th FLOOR, HOUSTON TX.77008
           ----------------              ---------------------------------------
Bank Contact Name:SHARON REYNOLDS  Bank  Phone   713-751-3804
                  -----------------            ---------------------------------
Bank  Routing#(9digits):  1 1 1 0 0 0 6 1 4         Account#: 18424132615
                          - - - - - - - - -                  -------------------
Exact  Account  Name: NETWORKS ON-LINE
                     -----------------------------------------------------------
     Account  Category  (circle  one):     I  -  Individual    (C) -  Commercial
     Account  Type  (circle  one):        (C) -  Checking       S  -  Savings

By completing this information, I hereby authorize Ascend Credit Corporation, its assignee, and its bank to initiate ACM Debit entries to the financial institution account indicated above, for payment of all charges concerning this Lease Agreement. I further authorize the financial institution named above to debit such entries in the account indicated above. This authorization is to remain in full force and effect until Ascend Credit Corporation or its assignee have received written notification\n me of termination in such time and in such manner as to afford a reasonable opportunity to act on it.

Signature  X  /s/ DB        Name:    DON B BROWN           Date:  5/20/98
            ---------------      --------------------------     ----------------


      Page 2 of 3 Grand Slam Lease Agreement #GS-130 Lessee Initials DB
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||    ASCEND  CREDIT  CORPORATION  GRAND  SLAM  LEASE  AGREEMENT  #  GS-155   ||
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                       US. Version GS Lease -30 Month Term
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Legal  Business  Name  (Lessee):    Comtech Consolidastion Group
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D.B.A.  (if  any):     Subsidiary  of  Comtech  Consolidation  Group,  Inc.
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Lessee  Address:  10497  Town  &  Country  Way  #460          Houston,  TX 77024
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Equipment  Location  (if  different  from  above):
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This  Lease  Agreement  ("Lease")  is  entered into by and between Ascend Credit
Corporation ("ACC"), a California Corporation, and Lessee. Lessee and ACC may. from time to time, enter into similar Lease agreements for the Lease of equipment which collectively with this Lease arc Leases ("Leases").
LEASE: ACC agrees to Lease to Lessee, and Lessee agrees to Lease from ACC, the equipment referenced herein ("Equipment").
LEASE COMMENCEMENT DATE: The tease Commencement Date shall be the date the Equipment is shipped by Ascend Communications. Inc. ("Ascend") or its authorized reseller ("Reseller") as evidenced-by a shipping document provided by Ascend or Reseller related to the Equipment.
LEASE TERM: Lessee will pay Lease payments on a prorated monthly basis for the period beginning 90 days after the Lease Commencement Date until the next l5" day of the calendar month and thereafter for each consecutive month of the Lease Term. After the initial Term, and until Lessee returns the Equipment to ACC, the Lease shall continue on a month-to-month basis, unless Lessee has notified ACC of its intent to purchase the equipment by paying the then Fair Market Value
(FMV) of the Equipment The FMV of the Equipment shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment.
WARRANTIES.  ACC  MAKES  NO  REPRESENTATION  OR WARRANTY OF ANY KIND. EXPRESS OR
IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT, ITS Merchantability. OR ITS FITNESS FOR A PARTICULAR PURPOSE. ACC SHALL NOT BE LIABLE TO LESSEE OR ANY OTHER PERSON FOR DIRECT, INDIRECT, SPECIAL. INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM LESSEE'S USE OF THE EQUIPMENT. OR FOR DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR ACC'S PASSIVE NEGUGENCE. LESSEE HEREBY ACKNOWLEDGES THAT ANY MANUFACTURER'S OR SUPPLIER'S WARRANTIES WITH RESPECT TO THE EQUIPMENT ARE FOR THE BENEFIT OF Both ACC AND LESSEE. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY EACH LEASE PAYMENT DUE, OR OTHERWISE PERFORM ITS OBLIGATIONS, UNDER THIS LEASE ARE ABSOLUTE AND UNCONDITIONAL.
TITLE TO AND LOCATION OF EQUIPMENT. ACC shall retain title to each item of Equipment Lessee, at its expense, shall protect ACC's title and keep the Equipment free from all claims, liens. encumbrances and legal processes. The Equipment is personal property and is not to be regarded as part of the real estate on which it may be situated. ACC is authorized to file financing statements signed only by the ACC in accordance with the Uniform Commercial Code or financing statements signed by ACC as Lessee's attorney-in-fact The Equipment shall not be moved without the written consent of ACC. Lessee shall, upon ACCs request, affix and maintain plates, tags or other indenting labels, showing ACCs ownership of the Equipment in a prominent position on the Equipment. INDEMNIFICATION. Lessee assumes liability for, and hereby agrees to indemnify protect and hold harmless. ACC, and its agents, employees. officers. directors, partners and successors and assigns, from and against, all liabilities. obligations, losses. damages. injuries, claims. demands, penalties, actions, costs and expenses, including, without limitation, reasonable attorneys fees, of whatever kind and nature, in contract or in tort, arising out of the use, condition, operation, ownership, selection, delivery, lease or return of any item of Equipment, regardless of when, how and by whom operated, or any failure on the part of Lessee to perform or comply with any of its obligations under this Lease, excluding, however, any of the foregoing which result from the gross negligence or willful misconduct of ACC. Such indemnities and assumptions of liabilities and obligations shall continue in lull force and effect, notwithstanding the expiration or other termination of this Lease. Nothing contained in this Lease shall authorize Lessee to operate the Equipment so as to incur or impose any liability on, or obligation for or on behalf of ACC. NO OFF-SET. All Leases shall be paid by Lessee irrespective of any off-set, counterclaim, recoupment, defense or other right which Lessee may have against ACC, the manufacturer or supplier of the Equipment or any other party. This includes, but is not limited to, any claim Lessee may have against any supplier or manufacturer's reseller.
ASSIGNMENT BY LESSEE. Lessee shall not, without ACCs prior written consent, (a) sell, assign, transfer, pledge, hypothecate, or otherwise dispose of encumber or suffer to exist a lien upon or against, any of the Equipment or any Lease or any interest therein, by operation of law or otherwise, or (b) sublease or lend any of the Equipment or permit any of the Equipment to be used by anyone other than Lessee.
ASSIGNMENT BY ACC ACC may assign, sell or encumber its interest in any of the Equipment and any Lease. Upon ACC's written consent, Lessee shall pay directly to the assignee of any such interest all Lease and other sums due under an assigned Lease. THE RIGHTS OF ANY SUCH ASSIGNEE SHALL NOT BE SUBJECT TO ANY ABATEMENT, DEDUCTION, OFF-SET, COUNTERCLAIM RECOUPMENT, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST ACC OR ANY OTHER PERSON OR ENTITY. Notwithstanding the foregoing, any such assignment (a) shall be subject to Lessee's right to possess and use the Equipment subject to a Lease so long as Lessee is not in default thereunder, and (b) shall not release any of ACCs obligations hereunder. RETURN OF EQUIPMENT. After the initial Term, upon which time Lessee has exercised its option to terminate the Lease, Lessee shall, at its expense, cause such Equipment to be removed, disassembled, and placed in the same condition as when delivered to Lessee (reasonable wear and tear excepted) and properly crate such Equipment for shipment and deliver it to a common carrier designated by ACC. Lessee will ship such Equipment, F.O.B. destination, to any address specified in writing by ACC within the continental United States. All additions, attachments. alterations and repairs made or placed upon any of the Equipment shall become part of such Equipment and shall be the property of ACC. EVENTS OF DEFAULT. The occurrence of any of the following shall be deemed to constitute an Event of Default hereunder with respect to this Lease or any of the Leases: (a) Lessee fails to pay Lease payments, any other amount it is obligated to pay under a Lease, or any other amount it is obligation pay to ACC and does not cure such failure within 10 days of such amount becoming due, (b) Lessee fails to perform or observe any obligation or covenant to be performed or observed by Lessee hereunder, including, without limitation, supplying all requested documentation, and does not cure such failure within 10 days of receiving written notice thereof from ACC; (c) any warranty, representation or statement made or furnished to ACC by or on behalf of Lessee is proven to have been false in any material respect when made or furnished. (d) the attempted sale or encumbrance by Lessee of the Equipment, or the making of any levy, seizure or attachment thereof or thereon; or (e) the dissolution, termination of existence, discontinuance of business, insolvency, or appointment of a receiver of any part of the property of Lessee, assignment by Lessee for the benefit of creditors, the commencement of proceedings under any bankruptcy, reorganization or arrangement laws by or against Lessee, or any other act of bankruptcy on the pert of Lessee.
REMEDIES OF ACC At any time after the occurrence of any Event of Default, ACC may exercise one or more of the following remedies with respect to this Lease or any of the Leases: (a) ACC may terminate this Lease or any or all of the Leases with respect to any or all items of Equipment subject thereto; (b) ACC may recover from Lessee all Lease payments and other amounts then due and to become due under any or all of the Leases; (c) ACC may take possession of any or all items of Equipment subject to this Lease or any of the Leases, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of any Lease; (d) ACC may demand that Lessee return any or all items of Equipment subject to this Lease or any Leases to ACC in accordance with the provisions described herein; and (e) ACC may pursue any other remedy available at law or in equity, including, without limitation, seeking damages, specific performance or an injunction. Upon repossession or return of any item of the Equipment, ACC shall sell, Lease or otherwise dispose of such item in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net thereof (after deducting the estimated fair market value of such item at the expiration of the term of the applicable Lease, in the case of a sale, or the payments due for any period beyond the scheduled expiration of such Lease, in the case of any subsequent Lease of such item, and all expenses, including, limitation, reasonable attorneys' fees,

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                                                                         6/12/98


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incurred  in  connection  therewith) towards the Lease payable and other amounts duo under such Lease with any excess net proceeds to be retained by ACC. Each of the remedies under this Lease shall be cumulative, 'and not exclusive, and in addition to any other remedy referred to herein or otherwise available to ACC in law or in equity. Any repossession or subsequent sah or Lease by ACC of any item of Equipment shall not bar an action for a deficiency as herein provided, and the bringing of an action or the enter judgment against Lessee shall not bar ACC's right to repossess any or all items of Equipment the Term of this Lease. INSURANCE. As of the date that the Equipment is shipped from the manufacturer,
Lessee  shall  obtain and maintain during     (as extended), at its own expense,
property damage and personal liability insurance and insurance against loss or damage to the Equipment, including, without limitation, loss by fire, theft and other such risks. Lessee shall give ACC prompt notice of any damage to, or loss of any of the Equipment, or any part thereof or any personal injury or property damage occasioned by the use of any of the Equipment.
TAXES. Lessee hereby assumes liability for, and shall pay when due, and, on a net after-tax basis, shall indemnify, protect and hold harmless ACC against all fees, taxes and governmental charges (including, without limitation, interest and penalties) of any nature imposed on or in any way relating to ACC, Lessee, any item of Equipment or any Lease, except state and local taxes on or measured by ACCs net income (other than any such tax which is in substitution for or relieves Lessee from the payment of taxes it would otherwise be obligated to pay or reimburse to ACC as herein provided) and federal taxes on ACCs net income. Lessee shall, at its expense, file when due with the appropriate authorities any and all tax and similar returns, and reports required to be filed with respect thereto, for which it has indemnified ACC hereunder or, if requested by ACC, notify ACC of all such requirements and furnish ACC with all information required for ACC to effect such filings. Any fees, taxes or other charges paid by ACC upon failure of Lessee to make such payments shall, at ACC's option, become immediately due from Lessee to ACC and shall be subject to the Overdue Charge from the date paid by ACC until the date reimbursed by Lessee. NOTICES. All notices hereunder shall be in writing and shall ,be deemed given when sent by certified mail, postage prepaid, return receipt requested, addressed to the party to which it is being sent at its business address set forth in this doc4ment or to such other address as such party may designate in writing to the other party.
GENERAL If any provision of any Lease is held to be invalid by a court of competent jurisdiction, such invalidity shall not affect the other provisions of such Lease or any provision of any other Lease. This Lease shall be governed by and construed in accordance with the internal laws, but not the choice of laws provisions, of the State of California. An overdue charge will be assessed and Lessee agrees to pay an amount equal to 2% per month of any payment which is past due under this Lease or ("Overdue Charge"). The titles of the sections of this Lease Agreement are for convenience only and shall not define or limit any of the terms or provisions hereof. No provision of any Lease may be changed, waived, amended or terminated except by a written agreement signed by both ACC and Lessee, except that ACC may insert missing or corrected information in the sections entitled "Direct Debit/Payment Information" and "Agreement Details" and also in the "Grand Slam Lease Application" form. Time is of the essence in each of the provisions hereof. This Lease shall be binding upon, and inure to the benefit o the permitted assigns, representatives and successors of ACC and Lessee. If there is more than one Lessee named in this Lease Agreement, the liability of each shall be joint and several.
AGREEMENT  DETAILS.

Equipment Description: See  Schedule  A.

Equipment Sales Price: $21,760 (exclusive of sales and/or use tax)
                      --------
Monthly Lease Payment: $   904 (exclusive of sales and/or use tax)
                      --------

Payment:              $  1,088 (exclusive of sales and/or use tax)
                      --------
Lease Term:               30   Months
                      --------

THIS DOWN PAYMENT AMOUNT WILL BE DIRECT DEBITED FREES YOUR BANK ACCOUNT BEFORE EQUIPMENT CAN BE SHIPPED. LESSEE WILL PAY LEASE PAYMENTS ON A PRORATED MONTHLY BASIS FOR THE PERIOD BEGINNING 90 DAYS AFTER THE LEASE COMMENCEMENT DATE UNTIL THE NEXT 151B DAY OF THE CALENDAR MONTH AND THEREAFTER FOR EACH CONSECUTIVE MONTH OF THE LEASE. APPLICABLE SALES TAXES WILL BE INCLUDED ON THE DIRECT DEBIT WHEN APPLICABLE.

The person executing this Agreement on behalf of Lessee hereby certifies that the Lessee is a duly constituted business entity and that he or she has read, and is duly authorized to Lease.

Accepted  by:  Less                Ascend  Credit  Corporation
X      DB                          By:_________________________________
Name:  Don Brown                   Name:_______________________________
Title: EXEC V.P.                   Title:______________________________
Date:   6/12/98                    Date:_______________________________

================================================================================

DIRECT DEBIT PAYMENT INFORMATION: This information must be completed and to fill your order.

Bank  Name:  Nations Bank  Bank  Address: 11288 WESTHIEMER, HOUSTON TX.
           ----------------              ---------------------------------------
Bank Contact Name:SHARON REYNOLDS  Bank  Phone   713-751-3804
                  -----------------            ---------------------------------
Bank  Routing#(9digits):  1 1 3 0 0 0 0 2 3         Account#: 281-856-1901
                          - - - - - - - - -                  -------------------
Exact  Account  Name: NETWORKS ON-LINE
                     -----------------------------------------------------------
     Account  Category  (circle  one):     I  -  Individual    (C) -  Commercial
     Account  Type  (circle  one):        (C) -  Checking       S  -  Savings

By completing this information, I hereby authorize Ascend Credit Corporation, its assignee, and its bank to initiate ACM Debit entries to the financial institution account indicated above, for payment of all charges concerning this Lease Agreement. I further authorize the financial institution named above to debit such entries in the account indicated above. This authorization is to remain in full force and effect until Ascend Credit Corporation or its assignee have received written notification\n me of termination in such time and in such manner as to afford a reasonable opportunity to act on it.

Signature  X  /s/ DB        Name:    DON B BROWN           Date:  6/12/98
            ---------------      --------------------------     ----------------


      Page 2 of 3 Grand Slam Lease Agreement #GS-130 Lessee Initials: DB
                                                                      --

================================================================================
||    ASCEND  CREDIT  CORPORATION  GRAND  SLAM  LEASE  AGREEMENT  #  GS-164   ||
================================================================================

                       US. Version GS Lease -30 Month Term
--------------------------------------------------------------------------------
Legal  Business  Name  (Lessee):    Comtech Consolidastion Group
--------------------------------------------------------------------------------
D.B.A.  (if  any):     Subsidiary  of  Comtech  Consolidation  Group,  Inc.
--------------------------------------------------------------------------------
Lessee  Address:  10497  Town  &  Country  Way  #460          Houston,  TX 77024
--------------------------------------------------------------------------------
Equipment  Location  (if  different  from  above):
--------------------------------------------------------------------------------

This Lease Agreement ("Lease") is entered into by and between Ascend Credit Corporation ("ACC"), a California Corporation, and Lessee. Lessee and ACC may. from time to time, enter into similar Lease agreements for the Lease of equipment which collectively with this Lease arc Leases ("Leases").
LEASE: ACC agrees to Lease to Lessee, and Lessee agrees to Lease from ACC, the equipment referenced herein ("Equipment").
LEASE COMMENCEMENT DATE: The tease Commencement Date shall be the date the Equipment is shipped by Ascend Communications. Inc. ("Ascend") or its authorized reseller ("Reseller") as evidenced-by a shipping document provided by Ascend or Reseller related to the Equipment.
LEASE TERM: Lessee will pay Lease payments on a prorated monthly basis for the period beginning 90 days after the Lease Commencement Date until the next l5" day of the calendar month and thereafter for each consecutive month of the Lease Term. After the initial Term, and until Lessee returns the Equipment to ACC, the Lease shall continue on a month-to-month basis, unless Lessee has notified ACC of its intent to purchase the equipment by paying the then Fair Market Value
(FMV) of the Equipment The FMV of the Equipment shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment.
WARRANTIES.  ACC  MAKES  NO  REPRESENTATION  OR WARRANTY OF ANY KIND. EXPRESS OR
IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT, ITS Merchantability. OR ITS FITNESS FOR A PARTICULAR PURPOSE. ACC SHALL NOT BE LIABLE TO LESSEE OR ANY OTHER PERSON FOR DIRECT, INDIRECT, SPECIAL. INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM LESSEE'S USE OF THE EQUIPMENT. OR FOR DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR ACC'S PASSIVE NEGUGENCE. LESSEE HEREBY ACKNOWLEDGES THAT ANY MANUFACTURER'S OR SUPPLIER'S WARRANTIES WITH RESPECT TO THE EQUIPMENT ARE FOR THE BENEFIT OF Both ACC AND LESSEE. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY EACH LEASE PAYMENT DUE, OR OTHERWISE PERFORM ITS OBLIGATIONS, UNDER THIS LEASE ARE ABSOLUTE AND UNCONDITIONAL.
TITLE TO AND LOCATION OF EQUIPMENT. ACC shall retain title to each item of Equipment Lessee, at its expense, shall protect ACC's title and keep the Equipment free from all claims, liens. encumbrances and legal processes. The Equipment is personal property and is not to be regarded as part of the real estate on which it may be situated. ACC is authorized to file financing statements signed only by the ACC in accordance with the Uniform Commercial Code or financing statements signed by ACC as Lessee's attorney-in-fact The Equipment shall not be moved without the written consent of ACC. Lessee shall, upon ACCs request, affix and maintain plates, tags or other indenting labels, showing ACCs ownership of the Equipment in a prominent position on the Equipment. INDEMNIFICATION. Lessee assumes liability for, and hereby agrees to indemnify protect and hold harmless. ACC, and its agents, employees. officers. directors, partners and successors and assigns, from and against, all liabilities. obligations, losses. damages. injuries, claims. demands, penalties, actions, costs and expenses, including, without limitation, reasonable attorneys fees, of whatever kind and nature, in contract or in tort, arising out of the use, condition, operation, ownership, selection, delivery, lease or return of any item of Equipment, regardless of when, how and by whom operated, or any failure on the part of Lessee to perform or comply with any of its obligations under this Lease, excluding, however, any of the foregoing which result from the gross negligence or willful misconduct of ACC. Such indemnities and assumptions of liabilities and obligations shall continue in lull force and effect, notwithstanding the expiration or other termination of this Lease. Nothing contained in this Lease shall authorize Lessee to operate the Equipment so as to incur or impose any liability on, or obligation for or on behalf of ACC. NO OFF-SET. All Leases shall be paid by Lessee irrespective of any off-set, counterclaim, recoupment, defense or other right which Lessee may have against ACC, the manufacturer or supplier of the Equipment or any other party. This includes, but is not limited to, any claim Lessee may have against any supplier or manufacturer's reseller.
ASSIGNMENT BY LESSEE. Lessee shall not, without ACCs prior written consent, (a) sell, assign, transfer, pledge, hypothecate, or otherwise dispose of encumber or suffer to exist a lien upon or against, any of the Equipment or any Lease or any interest therein, by operation of law or otherwise, or (b) sublease or lend any of the Equipment or permit any of the Equipment to be used by anyone other than Lessee.
ASSIGNMENT BY ACC ACC may assign, sell or encumber its interest in any of the Equipment and any Lease. Upon ACC's written consent, Lessee shall pay directly to the assignee of any such interest all Lease and other sums due under an assigned Lease. THE RIGHTS OF ANY SUCH ASSIGNEE SHALL NOT BE SUBJECT TO ANY ABATEMENT, DEDUCTION, OFF-SET, COUNTERCLAIM RECOUPMENT, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST ACC OR ANY OTHER PERSON OR ENTITY. Notwithstanding the foregoing, any such assignment (a) shall be subject to Lessee's right to possess and use the Equipment subject to a Lease so long as Lessee is not in default thereunder, and (b) shall not release any of ACCs obligations hereunder. RETURN OF EQUIPMENT. After the initial Term, upon which time Lessee has exercised its option to terminate the Lease, Lessee shall, at its expense, cause such Equipment to be removed, disassembled, and placed in the same condition as when delivered to Lessee (reasonable wear and tear excepted) and properly crate such Equipment for shipment and deliver it to a common carrier designated by ACC. Lessee will ship such Equipment, F.O.B. destination, to any address specified in writing by ACC within the continental United States. All additions, attachments. alterations and repairs made or placed upon any of the Equipment shall become part of such Equipment and shall be the property of ACC. EVENTS OF DEFAULT. The occurrence of any of the following shall be deemed to constitute an Event of Default hereunder with respect to this Lease or any of the Leases: (a) Lessee fails to pay Lease payments, any other amount it is obligated to pay under a Lease, or any other amount it is obligation pay to ACC and does not cure such failure within 10 days of such amount becoming due, (b) Lessee fails to perform or observe any obligation or covenant to be performed or observed by Lessee hereunder, including, without limitation, supplying all requested documentation, and does not cure such failure within 10 days of receiving written notice thereof from ACC; (c) any warranty, representation or statement made or furnished to ACC by or on behalf of Lessee is proven to have been false in any material respect when made or furnished. (d) the attempted sale or encumbrance by Lessee of the Equipment, or the making of any levy, seizure or attachment thereof or thereon; or (e) the dissolution, termination of existence, discontinuance of business, insolvency, or appointment of a receiver of any part of the property of Lessee, assignment by Lessee for the benefit of creditors, the commencement of proceedings under any bankruptcy, reorganization or arrangement laws by or against Lessee, or any other act of bankruptcy on the pert of Lessee.
REMEDIES OF ACC At any time after the occurrence of any Event of Default, ACC may exercise one or more of the following remedies with respect to this Lease or any of the Leases: (a) ACC may terminate this Lease or any or all of the Leases with respect to any or all items of Equipment subject thereto; (b) ACC may recover from Lessee all Lease payments and other amounts then due and to become due under any or all of the Leases; (c) ACC may take possession of any or all items of Equipment subject to this Lease or any of the Leases, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of any Lease; (d) ACC may demand that Lessee return any or all items of Equipment subject to this Lease or any Leases to ACC in accordance with the provisions described herein; and (e) ACC may pursue any other remedy available at law or in equity, including, without limitation, seeking damages, specific performance or an injunction. Upon repossession or return of any item of the Equipment, ACC shall sell, Lease or otherwise dispose of such item in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net thereof (after deducting the estimated fair market value of such item at the expiration of the term of the applicable Lease, in the case of a sale, or the payments due for any period beyond the scheduled expiration of such Lease, in the case of any subsequent Lease of such item, and all expenses, including, limitation, reasonable attorneys' fees,

        Page 1 of 3 Grand Slam Lease Agreement #GS-130 Lessee Initials: DB
                                                                        --
incurred in connection therewith) towards the Lease payable and other amounts duo under such Lease with any excess net proceeds to be retained by ACC. Each of the remedies under this Lease shall be cumulative, 'and not exclusive, and in addition to any other remedy referred to herein or otherwise available to ACC in law or in equity. Any repossession or subsequent sah or Lease by ACC of any item of Equipment shall not bar an action for a deficiency as herein provided, and the bringing of an action or the enter judgment against Lessee shall not bar ACC's right to repossess any or all items of Equipment the Term of this Lease. INSURANCE. As of the date that the Equipment is shipped from the manufacturer, Lessee shall obtain and maintain during (as extended), at its own expense, property damage and personal liability insurance and insurance against loss or damage to the Equipment, including, without limitation, loss by fire, theft and other such risks. Lessee shall give ACC prompt notice of any damage to, or loss of any of the Equipment, or any part thereof or any personal injury or property damage occasioned by the use of any of the Equipment.
TAXES. Lessee hereby assumes liability for, and shall pay when due, and, on a net after-tax basis, shall indemnify, protect and hold harmless ACC against all fees, taxes and governmental charges (including, without limitation, interest and penalties) of any nature imposed on or in any way relating to ACC, Lessee, any item of Equipment or any Lease, except state and local taxes on or measured by ACCs net income (other than any such tax which is in substitution for or relieves Lessee from the payment of taxes it would otherwise be obligated to pay or reimburse to ACC as herein provided) and federal taxes on ACCs net income. Lessee shall, at its expense, file when due with the appropriate authorities any and all tax and similar returns, and reports required to be filed with respect thereto, for which it has indemnified ACC hereunder or, if requested by ACC, notify ACC of all such requirements and furnish ACC with all information required for ACC to effect such filings. Any fees, taxes or other charges paid by ACC upon failure of Lessee to make such payments shall, at ACC's option, become immediately due from Lessee to ACC and shall be subject to the Overdue Charge from the date paid by ACC until the date reimbursed by Lessee. NOTICES. All notices hereunder shall be in writing and shall ,be deemed given when sent by certified mail, postage prepaid, return receipt requested, addressed to the party to which it is being sent at its business address set forth in this doc4ment or to such other address as such party may designate in writing to the other party.
GENERAL If any provision of any Lease is held to be invalid by a court of competent jurisdiction, such invalidity shall not affect the other provisions of such Lease or any provision of any other Lease. This Lease shall be governed by and construed in accordance with the internal laws, but not the choice of laws provisions, of the State of California. An overdue charge will be assessed and Lessee agrees to pay an amount equal to 2% per month of any payment which is past due under this Lease or ("Overdue Charge"). The titles of the sections of this Lease Agreement are for convenience only and shall not define or limit any of the terms or provisions hereof. No provision of any Lease may be changed, waived, amended or terminated except by a written agreement signed by both ACC and Lessee, except that ACC may insert missing or corrected information in the sections entitled "Direct Debit/Payment Information" and "Agreement Details" and also in the "Grand Slam Lease Application" form. Time is of the essence in each of the provisions hereof. This Lease shall be binding upon, and inure to the benefit o the permitted assigns, representatives and successors of ACC and Lessee. If there is more than one Lessee named in this Lease Agreement, the liability of each shall be joint and several.
AGREEMENT  DETAILS.

Equipment Description: See  Schedule  A.

Equipment Sales Price: $11,208 (exclusive of sales and/or use tax)
                      --------
Monthly Lease Payment: $   465 (exclusive of sales and/or use tax)
                      --------

Payment:              $    568 (exclusive of sales and/or use tax)
                      --------
Lease Term:              30    Months
                      --------

THIS DOWN PAYMENT AMOUNT WILL BE DIRECT DEBITED FREES YOUR BANK ACCOUNT BEFORE EQUIPMENT CAN BE SHIPPED. LESSEE WILL PAY LEASE PAYMENTS ON A PRORATED MONTHLY BASIS FOR THE PERIOD BEGINNING 90 DAYS AFTER THE LEASE COMMENCEMENT DATE UNTIL THE NEXT 151B DAY OF THE CALENDAR MONTH AND THEREAFTER FOR EACH CONSECUTIVE MONTH OF THE LEASE. APPLICABLE SALES TAXES WILL BE INCLUDED ON THE DIRECT DEBIT WHEN APPLICABLE.

The person executing this Agreement on behalf of Lessee hereby certifies that the Lessee is a duly constituted business entity and that he or she has read, and is duly authorized to Lease.

Accepted  by:  Less                Ascend  Credit  Corporation
X      DB                          By:_________________________________
Name:  Don Brown                   Name:_______________________________
Title: EXEC V.P.                   Title:______________________________
Date:   6/18/98                    Date:_______________________________

================================================================================

DIRECT DEBIT PAYMENT INFORMATION: This information must be completed and to fill your order.

Bank  Name:  Bank One      Bank  Address: 910 Travis,  HOUSTON TX.77002
           ----------------              ---------------------------------------
Bank Contact Name:SONYA BUNCH      Bank  Phone   713-751-3826
                  -----------------            ---------------------------------
Bank  Routing#(9digits):  1 1 1 0 0 0 6 1 4         Account#: 15601931920
                          - - - - - - - - -                  -------------------
Exact  Account  Name: NETWORKS ON-LINE
                     -----------------------------------------------------------
     Account  Category  (circle  one):     I  -  Individual    (C) -  Commercial
     Account  Type  (circle  one):        (C) -  Checking       S  -  Savings

By completing this information, I hereby authorize Ascend Credit Corporation, its assignee, and its bank to initiate ACM Debit entries to the financial institution account indicated above, for payment of all charges concerning this Lease Agreement. I further authorize the financial institution named above to debit such entries in the account indicated above. This authorization is to remain in full force and effect until Ascend Credit Corporation or its assignee have received written notification\n me of termination in such time and in such manner as to afford a reasonable opportunity to act on it.

Signature  X  /s/ DB        Name:    DON B BROWN           Date:  6/18/98
            ---------------      --------------------------     ----------------


      Page 2 of 3 Grand Slam Lease Agreement #GS-130 Lessee Initials: DB
                                                                      --